UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08759
Laudus Institutional Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Laudus Institutional Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: March 31
Date of reporting period: March 31, 2011

Item 1: Report(s) to Shareholders.

Annual Report March 31, 2011

COMMAND PERFORMANCETM

Laudus Mondrian Institutional Fundstm

Laudus Mondrian Institutional Emerging Markets Fund

Laudus Mondrian Institutional International Equity Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

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Laudus Mondrian Institutional Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Report Period

Laudus Mondrian Institutional Emerging Markets Fund (Ticker Symbol: LIEMX)[1]	11.97%

MSCI Emerging Markets Index (Net)	18.46%

Performance Details	pages 4-6

Laudus Mondrian Institutional International Equity Fund (Ticker Symbol: LIIEX)[1]	6.29%	*

MSCI EAFE® Index (Net)	10.42%

Performance Details	pages 7-9

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may affect share level returns.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

There are risks associated with investing in securities of foreign issuers, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Please see prospectus for further detail and investor eligibility requirements.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.

[1]	The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

2 Laudus Mondrian Institutional Funds

The Investment Environment

During the 12 months under review, U.S. and international markets continued their recovery from the financial crisis that began in 2008. Despite several events causing temporary volatility in the stock markets, such as the Deepwater Horizon oil spill in the Gulf of Mexico, the European Debt Crisis, unrest in the Middle East, and Japan’s earthquake and tsunami, global equity markets posted strong returns for the year. Supporting the rebound were various actions initiated by government central banks, including keeping interest rates low, purchasing distressed debt from private banks, supporting weak housing markets with various programs, and in the United States, the Federal Reserve increasing its purchase of longer-term U.S. Treasuries.

The global market recovery was further reinforced as corporations boasted strong positive earnings and economic fundamentals improved. For example, in the United States, improvement was seen in Gross Domestic Product (GDP) growth, employment, and job creation, despite falling prices in the housing market and rising food and energy prices. The U.S. unemployment rate, while remaining high at 8.8% at the close of the period, was an improvement over the 9.7% rate at the close of March in 2010. Moreover, the report for March 2011, the final month of the reporting period, showed U.S. employment gains of 216,000, reflecting improvement over the 162,000 job gain reported for the same time period last year.

With this as a backdrop, nearly all major equity indices gained more than 10%, with the exception of international value and certain geographic regions. Generally, U.S. equity markets fared better than international markets, while fixed income underperformed both. U.S. large-cap stocks gained about 17%, with a modest spread between growth- and value-style equities, as growth outperformed value by about 3%. U.S. small-caps outperformed U.S. large-caps, gaining about 26%. U.S. small-cap growth stocks outperformed value, adding about 31% versus value stocks’ 21%. Internationally, the results were lower, albeit still positive. International large-cap stocks were up about 11%, but were outperformed by international small-cap stocks, which gained over 20%. As occurred in the United States, international growth stocks outperformed their value counterparts, with growth gaining about 13% compared to 9% for value stocks.

On a country level, most developed and emerging equity markets saw returns in the double digits during the period. Among major developed nations, Germany returned nearly 21% and the United Kingdom was up over 13% in U.S. dollar terms. Equity markets in Sweden and Denmark also performed well, returning more than 32% and 30%, respectively. Stocks in Japan were relatively weak, gaining about 2%. In the United States, returns topped 16%, while Greece was the laggard among developed economies, down about 27%. Among the larger emerging equity markets, Russia and South Africa led the way, returning about 30% and 26%, respectively, while Brazil, India and China all gained around 10%. It is important to note that over the entire reporting period, the U.S. dollar lost ground against a basket of major currencies, which boosted the returns for U.S. dollar-based investors in the major developed markets.

The dollar’s losses also affected commodity prices, and most commodity indices were up for the 12-month period, though there was variation in returns. For example, Agriculture was the top performer, up about 62% for the reporting period. Gold returned more than 28%, Metals, up about 26%, Energy returned about 7%, and Crude Oil reported an almost 6% return.

From a global sector perspective, sectors which are generally considered to be cyclical in their growth—meaning they are more sensitive to the broad level of economic activity—had mixed returns. The Industrials Sector was up nearly 21%, followed by Materials, which returned about 17%, while Consumer Discretionary was close behind with about a 16% return. Financials lagged behind, returning just over 4%. On the more defensive side—or less economically sensitive—Telecommunications Services was the leader, gaining about 21%. Health Care returned almost 6%, and Utilities was down about 0.3%.

Laudus Mondrian Institutional Funds 3

Laudus Mondrian Institutional Emerging Markets Fund

Laudus Mondrian Institutional Emerging Markets Fund (the fund) seeks long-term capital appreciation. The fund is an international fund and generally invests in large capitalization equity securities of emerging market companies that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the subadviser.

The fund returned 11.97% for the 12-month period that ended March 31, 2011, while its comparative index, the MSCI Emerging Markets Index (Net) (the index), returned 18.46%. For the entire period, index returns were positive across all regions. The fund underperformed the index primarily as a result of its more defensively oriented stock selection.

During the review period, emerging market equities rose, continuing the appreciation they had experienced the prior year. The largest markets in the developing world, Brazil, India, and China, all increased over 9%. Smaller markets soared even higher, including Indonesia, up 28%, Malaysia 31%, Thailand 43%, Chile 32%, Colombia 30% and Peru 32%. The combination of large liquidity flows, strong underlying fundamentals, and rising commodity prices boosted these smaller markets. In total, the smaller markets equate to approximately 10% of the emerging market equities asset class, compared to Brazil, China, and India’s combined weight of approximately 40%. Both the fund and the index benefited from exposure to all of the smaller markets mentioned, although stock selection in the fund did not keep up with the overall market returns.

Returns for specific industry sectors within the index were most positive in Consumer Discretionary (particularly Autos), Consumer Staples, and Energy. For the first half of the review period, investors bought into the expected growth of the developing economies. In late 2010 and early 2011, a reversal in the underperformance of the Brazilian stock Petrobras and a strong oil price resulting from tension in the Middle East boosted the Energy sector.

For the year under review, the fund’s underweight in the Consumer Discretionary sector did not help performance relative to the index. In addition, the fund had an overweight position in the traditionally more defensive sectors such as Telecommunications and Utilities. While these sectors posted positive returns, they underperformed the index. During the period, the fund also had an underweight position in Korea because, in the subadviser’s view, valuations there did not appear attractive enough to compensate investors for their risk. The underweight in Korea and stock selection in China dragged on the fund’s performance relative to the index’s. The fund’s positioning in Latin America, however, added value, especially in Brazil and Colombia. Also, a few individual stocks posted disappointing returns during the period, including Taiwanese chip designer Mediatek, Chinese consumer staples company Hengan, and Rural Electrification Corp., which provides finance to Indian power companies.

The key changes during the year were to increase the fund’s overall weighting in Asian markets by adding positions in China, India, Thailand, and Indonesia during periods of market or stock weakness. In the subadviser’s view, these economies appear to be able to sustain above average growth in gross domestic product (GDP) in the next few years, despite what may happen in the developed world. The fund raised proceeds from holdings in Taiwan, the Czech Republic, Turkey and South Africa, among others, where valuations became less attractive during the year. As a result of the relative underperformance of China, Brazil, and India, the fund increased its investments in equities in all three markets, ending the period overweight in China and Brazil, which appears to offer attractive valuations. The subadviser remains focused on investments that combine attractive valuations with downside protection characteristics.

As of 3/31/11:
 Fund Characteristics

Number of Companies[1]	42
Weighted Average Market Cap ($ x 1,000,000)	$38,118
Price/Earnings Ratio (P/E)	16.10
Price/Book Ratio (P/B)	2.29
Portfolio Turnover (One year trailing)	20%

 Fund Overview

Fund

Initial Investment	$1,000,000
Inception Date	4/24/2008
Total Net Assets ($ x 1,000)	$54,110
Ticker Symbol	LIEMX
Cusip	51855H101
NAV	$9.55

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

4 Laudus Mondrian Institutional Funds

 Laudus Mondrian Institutional Emerging Markets Fund

Performance Summary as of 3/31/11

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

April 24, 2008 – March 31, 2011
Performance of a Hypothetical
$1,000,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception

Fund: Laudus Mondrian Institutional Emerging Markets Fund (4/24/08)	11.97%	0.21%
MSCI Emerging Markets Index (Net)[2]	18.46%	1.82%

Fund Expense Ratios3: Net 1.27%; Gross 7.56%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/20. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses. Actual expenses are influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information. For actual ratios during the period, refer to the Financial Highlights section in the Financial Statements.

Laudus Mondrian Institutional Funds 5

 Laudus Mondrian Institutional Emerging Markets Fund

Performance Summary   as of 3/31/11 continued

 Country Weightings % of Investments

China	21.6%

Brazil	19.4%

Taiwan	7.8%

South Africa	6.0%

India	6.0%

Turkey	5.3%

Republic of Korea	5.0%

Indonesia	4.6%

Thailand	4.4%

Russia	4.0%

Mexico	2.7%

Chile	2.7%

Other Countries	10.5%

Total	100.0%

 Sector Weightings % of Equities

Financials	26.0%
Energy	13.9%
Consumer Staples	11.2%
Utilities	11.0%
Telecommunication Services	10.2%
Information Technology	9.3%
Industrials	8.8%
Materials	8.0%
Consumer Discretionary	1.6%
Total	100.0%

 Top Equity Holdings % of Net Assets1

China Construction Bank Corp., Class H	4.1%
Industrial & Commercial Bank of China Ltd., Class H	3.5%
Vale S.A. ADR	3.5%
CCR S.A.	3.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.3%
Itausa - Investimentos Itau S.A.	3.0%
PT Perusahaan Gas Negara	3.0%
Redecard S.A.	2.9%
KT&G Corp.	2.9%
PTT PCL	2.8%
Total	32.3%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Laudus Mondrian Institutional Funds

Laudus Mondrian Institutional International Equity Fund

The Laudus Mondrian Institutional International Equity Fund (the fund) seeks long-term capital appreciation. The fund pursues its investment objective primarily by investing in equity securities of non-U.S. large capitalization issuers, including the securities of emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the subadviser.

The fund returned 6.29% for the 12-month period that ended March 31, 2011, while its comparative index, the MSCI EAFE Index (Net) (the index), returned 10.42%. The fund underperformed its index primarily as a result of weak stock selection in strongly performing countries, such as Germany, the United Kingdom (U.K.), France, and Italy. Underweight positioning in Industrials and Materials also dragged on the fund’s performance.

During the review period, most international equity markets provided investors with positive absolute returns. Stocks in Germany, the U.K., Singapore, Hong Kong, and Australia all generated double-digit returns as economic momentum grew in all of these nations. As sovereign debt issues dominated the news in Europe, the weaker economies such as Greece and Ireland produced the weakest stock markets. Japan’s stock market edged up about 2% with the earthquake, tsunami and related nuclear accident delivering a negative shock to both the demand and supply side of the Japanese economy at the end of the reporting period.

Among developed non-U.S. markets, Telecommunications, Industrials, and Energy were the best performing sectors over the 12-month period. Within Telecommunications, the proposal by AT&T to acquire T-Mobile USA, a unit of Deutsche Telekom, helped to lift sector returns in the first quarter of 2011, adding to their strong performance throughout 2010. The Libyan revolt, and investors’ fears that the turmoil would be contagious, drove oil prices higher and supported the share prices of energy stocks. Royal Dutch Shell appreciated by about 26% over the last 12 months, while the French energy company, Total S.A., was also strong. Helped by stronger commodity prices, the Materials sector gained 17%. The Utilities sector was the worst performer, losing nearly 1%.

Relative to its index, the fund’s overall stock selection held back returns during the period. Although stock selection in Japan, Spain and Finland was positive for the fund, this was more than offset by weak stock selection in Germany, the U.K., France and Italy. RWE AG, the fund’s only German exposure, was down about 26% as the company’s earnings were significantly impacted by a new tax on revenues from nuclear power generation. The fund’s position in Intesa Sanpaolo, the largest Italian bank, also detracted, as the stock fell by about 21%. In the U.K., the fund’s holdings in BP and Tesco were also negative. BP slipped almost 27% following the disaster in the Gulf of Mexico last year and more recent concerns over their proposed Russian investments. Grocery retailer Tesco was a laggard over the period as sales were weaker than expected, especially relative to competitors. The fund’s underweight position in the strongly performing Industrials and Materials sectors, and overweight position in the poorly performing Health Care sector also detracted from performance.

The fund’s overweight position in Telecommunications and Energy, and the underweight position in the Financials sector were positive for returns relative to the index. The fund’s overweight position in France, Singapore, and the Netherlands, an underweight position in Japan, and a non-benchmark position in Taiwan, through Taiwan Semiconductor Manufacturing, also contributed to the fund’s performance.

During the reporting period, the U.S. dollar lost ground against a basket of major currencies, which boosted returns for U.S. dollar-based investors in the major developed markets. Currency appreciation added to absolute returns, but overall currency allocation slightly detracted from relative performance. The fund established a defensive currency hedge out of the Australian dollar during the period. By the end of the period, the value of this hedge was approximately 1.7% of the fund’s net assets.

As of 3/31/11:
 Fund Characteristics

Number of Companies[1]	37
Weighted Average Market Cap ($ x 1,000,000)	$65,744
Price/Earnings Ratio (P/E)	13.76
Price/Book Ratio (P/B)	1.53
Portfolio Turnover (One year trailing)	15%

 Fund Overview

Fund

Initial Investment	$1,000,000
Inception Date	4/24/2008
Total Net Assets ($ x 1,000)	$16,003
Ticker Symbol	LIIEX
Cusip	51855H200
NAV	$7.72

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

Laudus Mondrian Institutional Funds 7

 Laudus Mondrian Institutional International Equity Fund

Performance Summary as of 3/31/11

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

April 24, 2008 – March 31, 2011
Performance of a Hypothetical
$1,000,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year		Since Inception

Fund: Laudus Mondrian Institutional International Equity Fund (4/24/08)	6.29%	*	-5.89%
MSCI EAFE Index®(Net)[2]	10.42%		-4.36%

Fund Expense Ratios3: Net 0.90%; Gross 2.26%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/20. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses. Actual expenses are influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information. For actual ratios during the period, refer to the Financial Highlights section in the Financial Statements.

8 Laudus Mondrian Institutional Funds

 Laudus Mondrian Institutional International Equity Fund

Performance Summary   as of 3/31/11 continued

 Country Weightings % of Investments

Japan	21.2%

United Kingdom	20.0%

France	17.6%

Spain	7.7%

Australia	7.2%

Switzerland	5.5%

Italy	4.9%

Netherlands	4.8%

Singapore	4.0%

Taiwan	3.0%

Germany	2.5%

Other Countries	1.6%

Total	100.0%

 Sector Weightings % of Equities

Consumer Staples	20.3%
Telecommunication Services	16.7%
Financials	15.5%
Health Care	14.3%
Energy	13.1%
Information Technology	6.1%
Utilities	5.7%
Consumer Discretionary	5.1%
Industrials	2.7%
Materials	0.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Unilever plc	4.0%
Takeda Pharmaceutical Co., Ltd.	3.7%
Total S.A.	3.7%
GlaxoSmithKline plc	3.6%
Royal Dutch Shell plc, Class A	3.6%
France Telecom S.A.	3.5%
Novartis AG - Reg’d	3.5%
Telefonica S.A.	3.4%
Sanofi-Aventis	3.3%
Seven & i Holdings Co., Ltd.	3.2%
Total	35.5%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

[1]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Institutional Funds 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2010 and held through March 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/10	at 3/31/11	10/1/10–3/31/11

Laudus Mondrian Institutional Emerging Markets Fund
Actual Return	1.27%	$1,000	$1,036.70	$6.45
Hypothetical 5% Return	1.27%	$1,000	$1,018.60	$6.39

Laudus Mondrian Institutional International Equity Fund
Actual Return	0.90%	$1,000	$1,067.10	$4.64
Hypothetical 5% Return	0.90%	$1,000	$1,020.44	$4.53

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

10 Laudus Mondrian Institutional Funds

Laudus Mondrian Institutional Emerging Markets Fund

Financial Statements

Financial Highlights

	4/1/10–	4/1/09–	4/25/08[1]–
	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	8.62	5.23	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.19	0.14
Net realized and unrealized gains (losses)	0.92	3.39	(4.81)

Total from investment operations	1.03	3.58	(4.67)
Less distributions:
Distributions from net investment income	(0.10)	(0.19)	(0.10)

Net asset value at end of period	9.55	8.62	5.23

Total return (%)	11.97	68.64	(46.71)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.27	1.27	1.25	[3,4]
Gross operating expenses	2.63	7.56	7.22	[3]
Net investment income (loss)	1.26	2.48	2.10	[3]
Portfolio turnover rate	20	45	64	[2]
Net assets, end of period ($ x 1,000)	54,110	5,731	1,593

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.27% if custody credits had not been included.

See financial notes 11

 Laudus Mondrian Institutional Emerging Markets Fund

Portfolio Holdings as of March 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

86.8%	Common Stock	45,114,588	46,937,677
8.5%	Preferred Stock	4,394,443	4,607,871
2.4%	Other Investment Company	1,314,374	1,314,374

97.7%	Total Investments	50,823,405	52,859,922
2.3%	Other Assets and Liabilities, Net		1,249,995

100.0%	Net Assets		54,109,917

	Number	Value
Security	of Shares	($)

Common Stock 86.8% of net assets

Brazil 10.4%

Materials 1.4%
Companhia Siderurgica Nacional S.A. ADR	45,800	763,028

Software & Services 2.9%
Redecard S.A.	108,100	1,592,384

Transportation 3.3%
CCR S.A.	61,200	1,776,792

Utilities 2.8%
CPFL Energia S.A. ADR	17,000	1,485,970

		5,618,174

Chile 2.7%

Utilities 2.7%
Enersis S.A. ADR	69,000	1,436,580

China 21.1%

Banks 7.6%
China Construction Bank Corp., Class H	2,351,390	2,201,337
Industrial & Commercial Bank of China Ltd., Class H	2,327,695	1,929,819

		4,131,156

Capital Goods 2.4%
Beijing Enterprises Holdings Ltd.	228,000	1,300,135

Food, Beverage & Tobacco 2.0%
Want Want China Holdings Ltd.	1,335,000	1,049,041

Household & Personal Products 1.8%
Hengan International Group Co., Ltd.	132,000	978,844

Telecommunication Services 2.5%
China Mobile Ltd.	148,500	1,370,803

Transportation 2.7%
China Merchants Holdings International Co., Ltd.	198,000	835,099
China Shipping Development Co., Ltd., Class H	550,000	617,363

		1,452,462

Utilities 2.1%
China Resources Power Holdings Co., Ltd.	598,000	1,152,653

		11,435,094

India 5.8%

Banks 2.4%
Axis Bank Ltd.	40,030	1,262,624
Axis Bank Ltd. ADR	934	29,692

		1,292,316

Diversified Financials 2.4%
Rural Electrification Corp., Ltd.	225,667	1,280,050

Software & Services 1.0%
HCL Technologies Ltd.	53,136	572,408

		3,144,774

Indonesia 4.5%

Automobiles & Components 1.5%
PT Astra International Tbk	123,000	804,463

Utilities 3.0%
PT Perusahaan Gas Negara	3,575,000	1,599,324

		2,403,787

Kazahkstan 1.8%

Energy 1.8%
KazMunaiGas Exploration Production GDR	42,547	957,308

Malaysia 2.0%

Telecommunication Services 2.0%
Maxis Berhad	597,300	1,060,504

Mexico 2.7%

Materials 2.7%
Grupo Mexico SAB de C.V., Series B	385,900	1,446,989

Peru 1.9%

Banks 1.9%
Credicorp Ltd.	9,995	1,048,775

Philippines 2.1%

Telecommunication Services 2.1%
Philippine Long Distance Telephone Co. ADR	21,600	1,155,600

12 See financial notes

 Laudus Mondrian Institutional Emerging Markets Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Republic of Korea 4.9%

Banks 2.0%
KB Financial Group, Inc.	19,564	1,023,400
KB Financial Group, Inc. ADR	1,077	56,187

		1,079,587

Food, Beverage & Tobacco 2.9%
KT&G Corp.	30,428	1,582,928

		2,662,515

Russia 3.9%

Energy 3.9%
Gazprom ADR	33,992	1,099,301
LUKOIL ADR	14,300	1,020,877

		2,120,178

South Africa 5.9%

Diversified Financials 1.7%
African Bank Investments Ltd.	167,986	939,708

Energy 2.1%
Sasol	19,860	1,149,057

Food, Beverage & Tobacco 2.1%
Tiger Brands Ltd.	42,670	1,102,835

		3,191,600

Taiwan 7.6%

Semiconductors & Semiconductor Equipment 4.9%
MediaTek, Inc.	67,074	770,642
Taiwan Semiconductor Manufacturing Co., Ltd.	734,224	1,759,394
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	8,700	105,966

		2,636,002

Telecommunication Services 2.7%
Chunghwa Telecom Co., Ltd.	269,000	838,911
Chunghwa Telecom Co., Ltd. ADR	20,997	654,266

		1,493,177

		4,129,179

Thailand 4.3%

Banks 1.5%
Kasikornbank Public Co., Ltd. NVDR	193,100	810,369

Energy 2.8%
PTT PCL	128,200	1,500,506

		2,310,875

Turkey 5.2%

Banks 2.2%
Turkiye Garanti Bankasi A/S	254,091	1,185,556

Energy 2.6%
Tupras-Turkiye Petrol Rafinerileri A/S	48,755	1,430,476

Telecommunication Services 0.4%
Turkcell Iletisim Hizmetleri A/S	33,548	199,713

		2,815,745

Total Common Stock
(Cost $45,114,588)		46,937,677

Preferred Stock 8.5% of net assets

Brazil 8.5%

Banks 3.0%
Itausa - Investimentos Itau S.A.	205,792	1,613,412

Food, Beverage & Tobacco 2.0%
Companhia de Bebidas das Americas ADR	38,100	1,078,611

Materials 3.5%
Vale S.A. ADR	64,900	1,915,848

Total Preferred Stock
(Cost $4,394,443)		4,607,871

Other Investment Company 2.4% of net assets

United States 2.4%
State Street Institutional Liquid Reserves Fund - Institutional Class	1,314,374	1,314,374

Total Other Investment Company
(Cost $1,314,374)		1,314,374

End of Investments.

At 03/31/11, the tax basis cost of the fund’s investments was $51,042,238 and the unrealized appreciation and depreciation were $2,457,238 and ($639,554), respectively, with a net unrealized appreciation of $1,817,684.

At 03/31/11, the values of certain foreign securities held by the fund aggregating $30,807,456 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees. (See financial note 2)

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

See financial notes 13

 Laudus Mondrian Institutional Emerging Markets Fund

Statement of
Assets and Liabilities
As of March 31, 2011.

Assets

Investments, at value (cost $50,823,405)		$52,859,922
Foreign currency, at value (cost $116,081)		116,361
Receivables:
Fund shares sold		1,500,000
Dividends		84,197
Due from investment adviser		4,581
Interest		535
Prepaid expenses	+	461

Total assets		54,566,057

Liabilities

Payables:
Investments bought		376,052
Foreign capital gains tax		30,852
Trustee’s retirement plan		619
Accrued expenses	+	48,617

Total liabilities		456,140

Net Assets

Total assets		54,566,057
Total liabilities	−	456,140

Net assets		$54,109,917

Net Assets by Source
Capital received from investors		52,629,209
Distributions in excess of net investment income		(77,836)
Net realized capital losses		(448,114)
Net unrealized capital gains		2,006,658

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$54,109,917		5,665,958		$9.55

14 See financial notes

 Laudus Mondrian Institutional Emerging Markets Fund

Statement of
Operations
For April 1, 2010 through March 31, 2011.

Investment Income

Dividends (net of foreign withholding taxes of $47,420)		$335,193
Interest	+	1,348

Total investment income		336,541

Expenses

Investment adviser fees		132,796
Accounting and administration fees		49,354
Professional fees		41,716
Custodian fees		36,427
Registration fees		27,674
Trustees’ fees		22,814
Shareholder reports		19,254
Transfer agent fees		8,959
Interest expense		5
Other expenses	+	9,879

Total expenses		348,878
Expense reduction by adviser	−	180,221
Custody credits	−	15

Net expenses	−	168,642

Net investment income		167,899

Realized and Unrealized Gains (Losses)

Net realized gains on investments (net of foreign capital gain tax of $1,572)		112,051
Net realized losses on foreign currency transactions	+	(92,449)

Net realized gains		19,602
Net unrealized gains on investments (net of foreign capital gain tax of $29,698)		1,798,938
Net unrealized gains on foreign currency translations	+	1,191

Net unrealized gains	+	1,800,129

Net realized and unrealized gains		1,819,731

Increase in net assets resulting from operations		$1,987,630

See financial notes 15

 Laudus Mondrian Institutional Emerging Markets Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/10-3/31/11			4/1/09-3/31/10
Net investment income		$167,899	$60,370
Net realized gains (losses)		19,602	(204,949)
Net unrealized gains	+	1,800,129	1,280,815

Increase in net assets from operations		1,987,630	1,136,236

Distributions to Shareholders

Distributions from net investment income		($152,296)	($58,511)

Transactions in Fund Shares

		4/1/10-3/31/11		4/1/09-3/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,986,480	$46,409,403	354,149	$3,010,000
Shares reinvested		14,616	135,492	6,033	49,769
Shares redeemed	+	(134)	(1,210)	—	—

Net transactions in fund shares		5,000,962	$46,543,685	360,182	$3,059,769

Shares Outstanding and Net Assets

		4/1/10-3/31/11		4/1/09-3/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		664,996	$5,730,898	304,814	$1,593,404
Total increase	+	5,000,962	48,379,019	360,182	4,137,494

End of period		5,665,958	$54,109,917	664,996	$5,730,898

Distributions in excess of net investment income			($77,836)		($3,436)

16 See financial notes

Laudus Mondrian Institutional International Equity Fund

Financial Statements

Financial Highlights

	4/1/10–	4/1/09–	4/25/08[1]–
	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	7.50	5.39	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.21	0.16
Net realized and unrealized gains (losses)	0.24	2.07	(4.59)

Total from investment operations	0.45	2.28	(4.43)
Less distributions:
Distributions from net investment income	(0.23)	(0.17)	(0.17)
Distributions from net realized gains	—	—	(0.01)

Total distributions	(0.23)	(0.17)	(0.18)

Net asset value at end of period	7.72	7.50	5.39

Total return (%)	6.14	42.37	(44.63)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.90	0.90	0.90 [3]
Gross operating expenses	2.20	2.26	3.70 [3]
Net investment income (loss)	3.01	3.14	3.32 [3]
Portfolio turnover rate	15	34	7 [2]
Net assets, end of period ($ x 1,000)	16,003	13,643	8,153

1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 17

 Laudus Mondrian Institutional International Equity Fund

Portfolio Holdings as of March 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

98.2%	Common Stock	14,171,905	15,704,710
1.6%	Other Investment Company	261,035	261,035

99.8%	Total Investments	14,432,940	15,965,745
0.2%	Other Assets and Liabilities, Net		37,299

100.0%	Net Assets		16,003,044

	Number	Value
Security	of Shares	($)

Common Stock 98.2% of net assets

Australia 7.2%

Food & Staples Retailing 1.1%
Wesfarmers Ltd.	5,565	182,837

Insurance 3.4%
AMP Ltd.	14,744	82,904
QBE Insurance Group Ltd.	24,806	453,728

		536,632

Telecommunication Services 2.7%
Telstra Corp., Ltd.	147,661	430,724

		1,150,193

France 17.6%

Banks 1.5%
Societe Generale	3,812	247,606

Capital Goods 2.7%
Compagnie de Saint-Gobain	6,979	426,805

Energy 3.7%
Total S.A.	9,685	590,141

Food & Staples Retailing 2.9%
Carrefour S.A.	10,653	470,647

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
Sanofi-Aventis	7,481	524,228

Telecommunication Services 3.5%
France Telecom S.A.	24,757	555,885

		2,815,312

Germany 2.5%

Utilities 2.5%
RWE AG	6,314	402,177

Italy 4.9%

Banks 2.3%
Intesa Sanpaolo	121,770	359,232

Energy 2.6%
Eni S.p.A.	16,919	415,148

		774,380

Japan 21.2%

Automobiles & Components 3.1%
Toyota Motor Corp.	12,300	488,116

Food & Staples Retailing 3.2%
Seven & i Holdings Co., Ltd.	20,200	514,566

Household & Personal Products 3.1%
Kao Corp.	19,600	489,061

Insurance 2.2%
Tokio Marine Holdings, Inc.	13,400	357,772

Materials 0.5%
Shin-Etsu Chemical Co., Ltd.	1,700	84,610

Pharmaceuticals, Biotechnology & Life Sciences 3.7%
Takeda Pharmaceutical Co., Ltd.	12,700	592,526

Technology Hardware & Equipment 3.0%
Canon, Inc.	11,300	486,010

Telecommunication Services 2.4%
KDDI Corp.	61	377,143

		3,389,804

Netherlands 4.8%

Food & Staples Retailing 2.9%
Koninklijke Ahold N.V.	34,144	457,908

Media 1.9%
Reed Elsevier N.V.	24,301	313,503

		771,411

Singapore 3.9%

Banks 2.5%
United Overseas Bank Ltd.	26,674	397,698

Telecommunication Services 1.4%
Singapore Telecommunications Ltd.	97,000	232,259

		629,957

Spain 7.7%

Banks 1.3%
Banco Santander S.A.	18,062	210,675

Telecommunication Services 3.4%
Telefonica S.A.	21,372	536,109

Utilities 3.0%
Iberdrola S.A.	55,880	485,918

		1,232,702

18 See financial notes

 Laudus Mondrian Institutional International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Switzerland 5.5%

Insurance 2.0%
Zurich Financial Services AG *	1,164	325,381

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
Novartis AG - Reg’d	10,212	552,989

		878,370

Taiwan 3.0%

Semiconductors & Semiconductor Equipment 3.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	198,839	476,471

United Kingdom 19.9%

Energy 6.6%
BP plc	64,720	475,503
Royal Dutch Shell plc, Class A	15,814	575,286

		1,050,789

Food & Staples Retailing 2.7%
Tesco Plc	70,092	428,168

Food, Beverage & Tobacco 4.0%
Unilever plc	21,017	640,276

Pharmaceuticals, Biotechnology & Life Sciences 3.6%
GlaxoSmithKline plc	30,193	575,317

Telecommunication Services 3.0%
Vodafone Group plc	171,725	489,383

		3,183,933

Total Common Stock
(Cost $14,171,905)		15,704,710

Other Investment Company 1.6% of net assets

United States 1.6%
State Street Institutional Liquid Reserves Fund - Institutional Class	261,035	261,035

Total Other Investment Company
(Cost $261,035)		261,035

End of Investments.

At 03/31/11, the tax basis cost of the fund’s investments was $14,667,754 and the unrealized appreciation and depreciation were $1,629,097 and ($331,106), respectively, with a net unrealized appreciation of $1,297,991.

At 03/31/11, the values of certain foreign securities held by the fund aggregating $15,302,533 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.

Reg’d —	Registered

In addition to the above the fund held the following at 03/31/11.

			Amount of		Amount of
		Currency	Currency	Currency	Currency	Unrealized
		to be	to be	to be	to be	Losses
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Contracts

04/28/2011	State Street Bank London	USD	269,683	AUD	261,500	(9,634)

See financial notes 19

 Laudus Mondrian Institutional International Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2011.

Assets

Investments, at value (cost $14,432,940)		$15,965,745
Foreign currency, at value (cost $18,013)		18,019
Receivables:
Investments sold		68,210
Dividends		64,011
Foreign tax reclaims		18,287
Due from investment adviser		3,074
Interest		34
Prepaid expenses	+	1,040

Total assets		16,138,420

Liabilities

Payables:
Investments bought		82,580
Trustee’s retirement plan		1,420
Unrealized losses on forward foreign currency contracts		9,634
Accrued expenses	+	41,742

Total liabilities		135,376

Net Assets

Total assets		16,138,420
Total liabilities	−	135,376

Net assets		$16,003,044

Net Assets by Source
Capital received from investors		15,146,126
Net investment income not yet distributed		99,670
Net realized capital losses		(767,643)
Net unrealized capital gains		1,524,891

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$16,003,044		2,073,595		$7.72

20 See financial notes

 Laudus Mondrian Institutional International Equity Fund

Statement of
Operations
For April 1, 2010 through March 31, 2011.

Investment Income

Dividends (net of foreign withholding taxes of $45,193)		$552,557
Interest	+	497

Total investment income		553,054

Expenses

Investment adviser fees		106,040
Accounting and administration fees		50,211
Professional fees		44,311
Trustees’ fees		28,533
Shareholder reports		27,138
Registration fees		25,741
Custodian fees		9,333
Transfer agent fees		9,313
Interest expense		258
Other expenses	+	9,863

Total expenses		310,741
Expense reduction by adviser	−	183,235

Net expenses	−	127,506

Net investment income		425,548

Realized and Unrealized Gains (Losses)

Net realized gains on investments		301,281
Net realized gains on foreign currency transactions	+	6,041

Net realized gains		307,322
Net unrealized gains on investments		201,175
Net unrealized losses on foreign currency translations	+	(12,855)

Net unrealized gains	+	188,320

Net realized and unrealized gains		495,642

Increase in net assets resulting from operations		$921,190

See financial notes 21

 Laudus Mondrian Institutional International Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/10-3/31/11			4/1/09-3/31/10
Net investment income		$425,548	$407,372
Net realized gains (losses)		307,322	(536,947)
Net unrealized gains	+	188,320	3,819,705

Increase in net assets from operations		921,190	3,690,130

Distributions to Shareholders

Distributions from net investment income		($444,690)	($337,613)

Transactions in Fund Shares

		4/1/10-3/31/11		4/1/09-3/31/10
		SHARES	VALUE	SHARES	VALUE
Shares sold		194,973	$1,450,000	558,997	$4,000,000
Shares reinvested		58,386	433,811	43,710	329,573
Shares redeemed	+	—	—	(295,045)	(2,192,181)

Net transactions in fund shares		253,359	$1,883,811	307,662	$2,137,392

Shares Outstanding and Net Assets

		4/1/10-3/31/11		4/1/09-3/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,820,236	$13,642,733	1,512,574	$8,152,824
Total increase	+	253,359	2,360,311	307,662	5,489,909

End of period		2,073,595	$16,003,044	1,820,236	$13,642,733

Net investment income not yet distributed			$99,670		$112,771

22 See financial notes

 Laudus Mondrian Institutional Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Mondrian Institutional Funds in this report is a series of Laudus Institutional Trust, (the “trust”), an open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust:

Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

The Laudus Mondrian Institutional Emerging Markets Fund and the Laudus Mondrian Institutional International Equity Fund commenced operations on April 25, 2008.

Shares are bought and sold (subject to redemption fee, see financial note 9) at closing net asset value (“NAV”), which is the price for all outstanding shares of the funds.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	International fair valuation: The Board of Trustees has adopted procedures to fair value foreign equity securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Forward contracts: valued at a value based on that day’s exchange rates.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the funds’ results of operations.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of March 31, 2011:

Laudus Mondrian Institutional Emerging Markets Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$—	$20,906,730	$—	$20,906,730
Brazil(a)	5,618,174	—	—	5,618,174
Chile(a)	1,436,580	—	—	1,436,580
India(a)	—	1,852,458	—	1,852,458
Banks	29,692	1,262,624	—	1,292,316
Kazahkstan(a)	957,308	—	—	957,308
Mexico(a)	1,446,989	—	—	1,446,989
Peru(a)	1,048,775	—	—	1,048,775
Philippines(a)	1,155,600	—	—	1,155,600
Republic of Korea(a)	—	1,582,928	—	1,582,928
Banks	56,187	1,023,400	—	1,079,587
Russia(a)	2,120,178	—	—	2,120,178
Taiwan(a)
Semiconductors & Semiconductor Equipment	105,966	2,530,036	—	2,636,002
Telecommunication Services	654,266	838,911	—	1,493,177
Thailand(a)	—	810,369	—	810,369
Energy	1,500,506	—	—	1,500,506
Preferred Stock(a)	4,607,871	—	—	4,607,871
Other Investment Company(a)	1,314,374	—	—	1,314,374

Total	$22,052,466	$30,807,456	$—	$52,859,922

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

Laudus Mondrian Institutional International Equity Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$—	$15,302,533	$—	$15,302,533
Germany(a)	402,177	—	—	402,177
Other Investment Company(a)	261,035	—	—	261,035

Total	$663,212	$15,302,533	$—	15,965,745

Liabilities Valuation Input

Other Financial Instruments*
Forward Foreign Currency Contracts	($9,634)	$—	$—	($9,634)

*	Forward Foreign Currency contracts are not included in Investments and are valued at unrealized appreciation or depreciation.
(a)	As categorized in Portfolio Holdings.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the period ended March 31, 2011. There were no significant transfers between Level 1 and Level 2 for the period. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

The Laudus Mondrian Institutional International Equity fund entered into forward foreign currency exchange contracts during the period from April 1, 2010 to March 31, 2011. The fund invested in forward currency contracts in connection with the purchase and sale of portfolio securities with the aim of minimizing losses from the depreciation of currencies that were deemed to be overvalued according to Mondrian’s proprietary currency valuation model. The fair value of forward contracts held by the fund is presented on the face of the fund’s Portfolio Holdings. The realized gains (losses) and the change in unrealized gains (losses) are $0 and ($9,634), respectively. Refer to financial note 2(b) for the funds’ accounting policies with respect to forward currency contracts and financial note 3 for disclosures concerning the risks of investing in forward currency contracts. During the period, the fund’s monthly average notional amount of forward foreign currency exchange contracts was $43,341 and the monthly average unrealized gains (losses) was ($1,163).

(b) Accounting Policies for certain Portfolio Investments (if held):

Forward Currency Contract: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forward currency contracts are accounted for as unrealized gains or losses until the contracts settle, at which time the gains and losses are realized.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains and losses are reported in foreign currency transaction or translations on the statements of operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges, capital gains on investments on currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of March 31, 2011, if any, are reflected in the fund’s Statement of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

3. Risk factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments —mid- or small-cap stocks, for instance —a fund’s large-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Each fund has a concentration of shareholders with significant holdings whose redemption requests may create liquidity issues for the fund.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the trust and the funds.

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to Management Contracts (“Advisory Agreement”) between it and the trust. Mondrian Investment Partners Limited (“Mondrian”), the funds’ sub-adviser, provides day-to-day portfolio management services to the funds, subject to the supervision of CSIM.

For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on the funds’ average daily net assets described as follows.

Laudus Mondrian Institutional Emerging Markets Fund	1.00%
Laudus Mondrian Institutional International Equity Fund	0.75%

CSIM (not the funds) pays a portion of the management fees it receives to Mondrian in return for its services.

CSIM has contractually agreed, until at least July 30, 2020, to waive a portion of its management fee and bear certain expenses of each fund. As such, CSIM further agrees to reimburse the funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the funds’ business as follows:

Laudus Mondrian Institutional Emerging Markets Fund	1.27%
Laudus Mondrian Institutional International Equity Fund	0.90%

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of March 31, 2011, the balance of recoupable expenses is as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
Expiration Date	Emerging Markets Fund	International Equity Fund

March 31, 2012	$153,075	$176,222
March 31, 2013	180,221	183,235

Total	$333,296	$359,457

5. Transfer Agent and Shareholders Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Charles Schwab & Co., Inc. (Schwab). Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continue to be adjusted by performance of the funds. As a result, the amount of the retirement benefits payable to certain independent trustees may increase or decrease based on the performance of the funds.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street Bank and Trust Company. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the line of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended March 31, 2011, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Laudus Mondrian Institutional Emerging Markets Fund	$46,704,094	$2,777,381
Laudus Mondrian Institutional International Equity Fund	3,989,390	2,123,056

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. No redemption fees were charged during the current and prior periods.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

10. Federal Income Taxes:

As of March 31, 2011, the components of distributable earnings on a tax-basis were as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Undistributed ordinary income	$90,603	$90,369
Undistributed long-term capital gains	42,162	—
Unrealized appreciation on investments	2,457,238	1,629,097
Unrealized depreciation on investments	(639,554)	(331,106)
Other unrealized appreciation/(depreciation)	(30,531)	2,807

Net unrealized appreciation/(depreciation)	$1,787,153	$1,300,798

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains, if any, for federal income tax purposes. As of March 31, 2011, the funds had capital loss carryforwards available to offset net capital gains before the expiration dates:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
Expiration Date	Emerging Markets Fund	International Equity Fund

March 31, 2017	$438,590	$—
March 31, 2018	—	532,828

Total	$438,590	$532,828

For tax purposes, realized net capital losses incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2011, the funds had no aggregate deferred realized net capital losses. Capital losses were utilized as follows:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Capital losses utilized	$106,943 *	$148,995

* Yearly limitation for carryforward utilization.

The tax-basis components of distributions paid during the current and prior periods were:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Current period distributions
Ordinary income	$152,296	$444,690
Long-term capital gains	—	—
Return of Capital	—	—

Prior period distributions
Ordinary income	$58,511	$337,613
Long-term capital gains	—	—
Return of capital	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, deferred trustee retirement plan fees, Passive Foreign Investment Companies (PFICs) and unrealized appreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2011, the funds made the following reclassifications:

	Laudus Mondrian Institutional	Laudus Mondrian Institutional
	Emerging Markets Fund	International Equity Fund

Undistributed net investment income	($90,003)	$6,041
Net realized capital gains/losses	90,003	(6,041)

As of March 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purposes, four years from the date of filing), as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2011, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Mondrian Institutional Emerging Markets Fund and Laudus Mondrian Institutional International Equity Fund (the two portfolios which constitute Laudus Institutional Trust, hereafter referred to as the “Funds”) at March 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 13, 2011

Other Federal Tax Information (unaudited)

The funds may elect under Internal Revenue Code section 853(a) to pass on the benefits of the foreign tax credit to its shareholders for the year ended March 31, 2011, and the respective foreign source income on the funds were as follows:

	Foreign Tax Credit	Foreign Source Income

Laudus Mondrian Institutional Emerging Markets Fund	$47,420	$382,613
Laudus Mondrian Institutional International Equity Fund	45,193	597,750

For the fiscal year ended March 31, 2011, the fund designates the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2012 via IRS form 1099 of the amounts for use in preparing their 2011 income tax return.

Laudus Mondrian Institutional Emerging Markets Fund	$182,180
Laudus Mondrian Institutional International Equity Fund	489,883

Trustees and Officers

The tables below give information about the trustees and officers for the Laudus Institutional Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Institutional Trust since 2004.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Laudus Institutional Trust since 2004.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Aviat, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

Gerald B. Smith 1950 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present)

Donald L. Mahoney 1954 Trustee (Trustee of Laudus Institutional Trust since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Kiran M. Patel 1948 Trustee (Trustee of Laudus Institutional Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Joseph H. Wender 1944 Trustee (Trustee of Laudus Institutional Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Institutional Trust since 2010.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Institutional Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	86	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Laudus Institutional Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Chief Financial Officer (Officer of Laudus Institutional Trust since 2006.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds (June 2006 – June 2007).

Catherine MacGregor 1964 Chief Legal Officer, Vice President and Clerk (Officer of Laudus Institutional Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005-present); Vice President (Dec. 2005-present), Chief Legal Officer and Clerk (March 2007-present), Laudus Funds; Vice President and Assistant Clerk, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009-present).

David Lekich 1964 Vice President and Assistant Clerk (Officer of Laudus Institutional Trust since 2010.)	Vice President and Associate General Counsel, Charles Schwab & Co., Inc. (March 2004-present); Secretary, Schwab Funds and Laudus Funds (April 2011 – present); Assistant Secretary, Schwab ETFs (Oct. 2009-present).

Michael Haydel 1972 Vice President (Officer of Laudus Institutional Trust since 2005)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds retirement policy requires that independent trustees retire at age 72 or after 20 years of service as a trustee, whichever comes first. In addition, the Laudus Funds retirement policy also requires any independent trustee of the Laudus Funds who also serves as an independent trustee of the Schwab Funds to retire from the Boards of Trustees of the Laudus Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

MSCI EAFE Index® (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

MSCI World® Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. This series approximates the minimum possible dividend reinvestment.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on each fund’s most recent Form N-Q is also available at www.laudus.com.

PRIVACY NOTICE

THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2010 Laudus Funds. All rights reserved.

Notes

Notes

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.888.352.8387
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR47599-02

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:
     (i) Has at least one audit committee financial expert serving on its audit committee; or
     (ii) Does not have an audit committee financial expert serving on its audit committee.
     (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
     (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or
     (ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).
     (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.
3(a)(1) THE REGISTRANT’S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERTS ARE MARIANN BYERWALTER, WILLIAM HASLER AND KIRAN PATEL, WHO ARE “INDEPENDENT” FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.
Item 4: Principal Accountant Fees and Services.
(a) Below is the aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
     Audit Fees

2011: $64,600	2010: $36,100
(b) Below is the aggregate fees billed for the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:

2011: $11,358	2010: $9,250
     Nature of these services: Agreed upon services in regards to service provider conversion.
     In the last fiscal year there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below is the aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:

2011: $11,358	2010: $18,500
     Nature of these services: preparation and review of tax returns.
     In last fiscal year there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Below is the aggregate fees billed for the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:

2011: $685	2010: NONE
     Nature of these services: non-audit services related to the requirements of Section 15(c) of the Investment Company Act of 1940, such as evaluation of the Profitability Analysis System.
     In the last fiscal year there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed for the last fiscal year by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2011: $23,401	2010: $27,750
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below is the aggregate fees billed for the last fiscal year by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.

2011: NONE	2010: NONE
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Laudus Institutional Trust

By	/s/ Marie Chandoha Marie Chandoha President and Chief Executive Officer

Date:	05/12/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
President and Chief Executive Officer

Date:	05/12/11

By:	/s/ George Pereira George Pereira
Principal Financial Officer

Date:	05/12/11